EXHIBIT 10.7

SECURITY AGREEMENT

This SECURITY AGREEMENT is executed at San Jose, California on May 30, 2003 by ALPHASMART, INC., a California corporation (herein called “Debtor”).

1. As security for the payment and performance of all of Debtor’s obligations to UNION BANK OF CALIFORNIA, N.A., (herein called “Bank”), irrespective of the manner in which or the time at which such obligations arose or shall arise, and whether direct or indirect, alone or with others, absolute or contingent, Debtor does hereby grant to Bank a continuing security interest in the following personal property, whether now or hereafter owned or in existence and all proceeds thereof (hereinafter called “Collateral”):

All present and hereafter acquired personal property including but not limited to all cash, cash equivalents, accounts, bank and deposit accounts (including any control account, disbursement account and any other bank accounts, chattel paper, instruments, books and records, personal property aspects of leasehold estates in real property, contract rights, general intangibles (including all intellectual property, stock, claims, contract rights, and chooses in action), goods, equipment, inventory, documents, certificates of title, deposit accounts, returned or repossessed goods, commercial tort claims, insurance claims, rights and policies, letter of credit rights, investment property, supporting obligations, and the proceeds (including insurance proceeds), products, parts; accessories, attachments, accessions, replacements, substitutions, additions, and improvements of or to each of the foregoing.

All copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, now or hereafter existing, created, acquired or held, including without limitation those set forth on Schedule A attached hereto (“Copyrights”); all patents patent applications and like protections including without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, including without limitation the patents and patent applications set forth in Schedule B attached hereto (“Patents”); all trademark and servicemark rights whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Debtor connected with and symbolized by such trademarks, including without limitation those set forth on Schedule C attached hereto (“Trademarks”); all amendments, renewals and extensions of any of the Copyrights, Patents, or Trademarks; all supporting obligations; and all proceeds, including insurance proceeds, of any of the foregoing.

For purposes of this Security Agreement:

“Accounts” means all “accounts,” whether or not defined in the UCC, now owned or hereafter acquired, including without limitation, (a) all accounts receivable, other receivables, book debts and other forms of obligations whether arising out of goods sold or services rendered or from any other transaction (including any such obligations that may be characterized as an account or contract under the UCC), (b) all purchase orders or receipts for goods or services, (c) all rights to any goods represented by any of the foregoing (including unpaid sellers’ rights or rescission, replevin, reclamation and stoppage in transit and rights to returned or repossessed goods), (d) all monies due or to become due under all purchase orders and contracts for the sale of goods or the performance of services or both or in connection with any other transaction (whether or not yet earned by performance) now or hereafter in existence, including the right to receive the proceeds of said purchase orders and contracts, and (e) all collateral security and guaranties of any kind, now or hereafter in existence, with respect to any of the foregoing.

“Inventory” means all “inventory,” now owned or hereafter acquired, wherever located, including without limitation all goods, merchandise and other personal property held for sale or lease or which is furnished under any contract of service or is held as raw materials, works or goods in process, materials and supplies of every nature used or consumed or to be used or consumed in the ordinary course of its business, whether now owned or hereafter acquired and the proceeds of products thereof.

“Equipment” means all “equipment,” now owned or hereafter acquired, wherever located, including without limitation, all machinery, computers, machine tools, motors, equipment, furnishings, vehicles (including motor vehicles and trailers), tools, parts, dies, jugs, goods (other than consumer goods, farm products or inventory), and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing.

“Event of Default” has the meaning given to such term in the Loan Agreement. The term “credit” or “indebtedness” in this Agreement in its broadest and most comprehensive sense. Collateral shall be security for all nonconsumer indebtedness of Debtor to Bank in accordance with the terms and conditions herein.

Capitalized terms used and not defined herein shall have the meanings given them in the Loan Agreement.

2. Debtor agrees not to change its state of organization, principal place of business (if general partnership or other nonregistered entity) or name, as identified below, without providing Bank prior written notice such that the perfection of Bank’s security interests may be maintained without loss of priority:

Legal Name of Debtor	State of Organization/Principal Place of Business
AlphaSmart, Inc.	State of California

3. Debtor will: (a) pay when due all indebtedness to Bank; (b) execute such other documents and do such other acts as Bank may from time to time require to establish and maintain a valid security interest in Collateral, including payment of all costs and fees in connection with any of the foregoing when deemed necessary by Bank; (c) furnish Bank such information concerning Debtor and Collateral as Bank may from time to time reasonably request, including but not limited to current financial statements; (d) unless otherwise permitted by the Loan Agreement, not sell, assign or create or permit to exist any lien on or security interest in Collateral in favor of anyone other than Bank unless Bank consents thereto in writing, and at Debtor’s expense upon Bank’s request remove any unauthorized lien or security interest and defend any claim affecting the Collateral; (e) pay all charges against Collateral prior to delinquency including but not limited to taxes, assessments, encumbrances, insurance and diverse claims, and upon Debtor’s failure to do so Bank may pay any such charge as it deems necessary and add the amount paid to the Indebtedness of Debtor under the Loan Agreement; (f) protect, defend and maintain the Collateral and the security interest of Bank and initiate, commence and maintain any action or proceeding to protect the Collateral; (g) reimburse Bank for any expenses including but not limited to reasonable attorneys’ fees and expenses incurred by Bank in seeking to protect, collect or enforce any rights in Collateral; (h) maintain Collateral in good condition and not use Collateral for any unlawful purpose; (i) perform all of the obligations of the Debtor under the Collateral and save Bank harmless from the consequence of any failure to do so; and (j) at its own expense, upon request of Bank, notify any parties obligated to Debtor on any Collateral to make payment to Bank and Debtor hereby irrevocably grants Bank power of attorney to make said notifications and collections. Debtor hereby appoints Bank the true and lawful attorney of Debtor and authorizes Bank to perform any and all acts which Bank in good faith deems necessary for the protection and preservation of Collateral or its value of Bank’s security interest therein, including after the occurrence and continuance of an Event of Default and to the extent permitted by law transferring any Collateral into its own name and receiving the income thereon as additional security hereunder. Bank does not assume any of the obligations arising under the Collateral.

4. Debtor warrants: (a) it is and will be the lawful owner of all Collateral free of all claims, Liens, encumbrances and setoffs whatsoever, other than the security interest granted pursuant hereto and Liens otherwise permitted under the Loan Agreement; (b) it has the capacity to grant a security interest in Collateral to Bank; (c) all information furnished by Debtor to Bank heretofore or hereafter, whether oral or written, is and will be correct and true as of the date given; and (d) the execution, delivery and performance hereof are within its powers and have been duly authorized.

5. Whenever an Event of Default exists, Bank, at its option, may: (a) without notice accelerate the maturity of any part or all of the Indebtedness and terminate any agreement for the granting of further credit to Debtor; (b) sell, lease or otherwise dispose of Collateral at public or private sale; (c) transfer any Collateral into its own name or that of its nominee; (d) retain Collateral in satisfaction of obligations secured hereby, with notice of such retention sent to Debtor as required by law; (e) notify any parties obligated on any Collateral consisting of accounts, instruments, chattel paper, chooses in action or the like to make payment to Bank and enforce collection of any Collateral; (f) file any action or proceeding which Bank deems necessary or appropriate to protect and preserve the right, title and interest of Bank in the Collateral; (g) require Debtor to assemble and deliver any Collateral to Bank at a reasonably convenient place designated by Bank; (h) apply all sums received or collected from or on account of Collateral, including the proceeds of any sales thereof, to the payment of the costs and expenses incurred in preserving and enforcing rights of Bank (including but not limited to reasonable attorneys’ fees), and indebtedness secured hereby in such order and manner as Bank in its sole discretion determines; Bank shall account to Debtor for any surplus remaining thereafter, and shall pay such surplus to the party entitled thereto, including any second secured party who has made a proper demand upon Bank and has furnished proof to Bank as requested in the manner provided by law; in like manner, Debtor agrees to pay to Bank without demand any deficiency after any Collateral has been disposed of and proceeds applied as aforesaid; and (1) exercise its banker’s lien or right of setoff in the same manner as though the credit were unsecured. Bank shall have all the rights and remedies of a secured party under the Uniform Commercial Code of California in any jurisdiction where enforcement is sought, whether in said state or elsewhere. All rights, powers and remedies of Bank hereunder shall be cumulative and not alternative. No delay on the part of Bank in the exercise of any right or remedy shall constitute a waiver thereof and no exercise by Bank of any right or remedy shall preclude the exercise of any other right or remedy or further exercise of the same remedy.

6. Debtor waives: (a) all right to require Bank to proceed against any other person including any other Debtor hereunder or to apply any Collateral Bank may hold at any time or to pursue any other remedy, Collateral, endorsers or guarantors may be released, substituted or added without affecting the liability of Debtor hereunder; (b) the defense of the statute of limitations in any action upon any obligations of Debtor secured hereby; (c) any right of subrogation and any right to participate in Collateral until all obligations secured hereby have been paid in full, and (d) to the fullest extent permitted by law, any right to oppose the appointment of a receiver or similar official to operate Debtor’s business.

7. The security interest granted herein is irrevocable and shall remain in full force and effect until there is payment in full of the Indebtedness or the security interest is released in writing by Bank.

8. Debtor shall be obligated to request the release, reassignment or return of Collateral after payment in full of existing obligations. Bank shall be under no duty or obligation to release, reassign or return any Collateral except upon the express written request of Debtor and then only where all of Debtor’s obligations hereunder have been paid in full.

9. This Agreement shall be for the benefit of and bind Bank, its successors and assigns and each of the undersigned, their respective heirs, executors, administrators and successors in interest. Upon transfer by Bank of any part of the obligations secured hereby, Bank shall be fully discharged from any liability with respect to Collateral transferred therewith.

10. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but, if any provision of this Agreement shall be prohibited or invalid under applicable law, such provisions shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such or the remaining provisions of this Agreement.

11. Debtor will (a) not permit the inclusion in any contract to which it becomes a party, any provisions that could or might in any way impair or prevent the creation of a security interest in Debtor’s rights and interest in the Collateral; (b) use its best efforts to detect infringement of the Collateral and advise Bank in’ writing of material infringements detected; (c) not allow any Collateral to be abandoned, forfeited or dedicated to the public; (d) register with the United States Patent and Trademark Office, the United States Copyright Office or other appropriate government office any Collateral consisting of intellectual property rights developed or acquired by Debtor with respect to hardware products, and, if Debtor determines that it is in the interest of its business, with respect to software products, but only following written notice to Bank; (e) deliver to Bank such additional grants of security interest or collateral assignments as Bank may reasonably request for the purpose of recording Bank’s interest in intellectual property rights registered by Debtor after the date of this Agreement; and (f) deliver to Bank upon its request, a report in form reasonably acceptable to Bank, listing any applications or registrations that Debtor has filed and the status thereof in respect of any Collateral consisting of intellectual property rights.

12. The grant of a security interest in proceeds does not imply the right of Debtor to sell or dispose of any Collateral without the express consent in writing by Bank or as otherwise permitted in the Loan Agreement.

BANK:		DEBTOR:

UNION BANK OF CALIFORNIA		ALPHASMART, INC.

By:	/S/ ALLAN B. MINER	By:	/S/ JAMES M. WALKER

Title:	Vice President	Title:	COO, CFO

SCHEDULE A

COPYRIGHTS

I. REGISTERED COPYRIGHTS

Country	Registration No.	Date	Title & Description
NONE

II. PENDING APPLICATIONS FOR COPYRIGHTS

Country	Registration No.	Date of Application	Title & Description
NONE

III. UNRECORDED APPLICATIONS FOR COPYRIGHTS

Date of Application	Title & Description
NONE

IV. COPYRIGHT LICENSE AGREEMENTS

1.	NONE

2.

SCHEDULE B

TRADEMARKS

I. REGISTERED TRADEMARKS

Registration No.	Date	Title & Description
1820498	February 8, 1994	AlphaSmart

2558868	April 9, 2002	Turbo Transfer

2633459	October 8, 2002	SmartApplet

2586435	June 25, 2002	AlphaHub

II. PENDING APPLICATIONS FOR REGISTERED TRADEMARKS

Registration No.	Date	Title & Description
76391348	April 5, 2002	Dana by AlphaSmart

75793524	September 7, 1999	AlphaTest

75793418	September 7, 1999	AlphaQuiz

III. UNRECORDED APPLICATIONS FOR REGISTERED TRADEMARKS

Date of Application	Title & Description
NONE

IV. TRADEMARK LICENSE AGREEMENTS

1.	NONE

2.

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SCHEDULE C

PATENTS

I. REGISTERED PATENTS

Country	Patent No.	Date	Inventor(s)	Title & Description
USA	5,717,428	February 10, 1998	Barrus; Kothari	Portable computer keyboard for use with a plurality of different host computers

II. RECORDED APPLICATIONS FOR PATENTS

Country	Serial No.	Date of Application	Inventor	Title & Description
USA	09/730,620	February 19, 2002		A/D Digital Voltage

III. UNRECORDED APPLICATIONS FOR PATENTS

Date of Application	Inventor	Title & Description
NONE

1.	USA 5,065,360 January, 1991 “Portable data storage and editing device” (issued November 12, 1991)

2.

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